SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                            ACT OF 1934

  Date of Report (Date of earliest event reported): October 31, 2005

                         AEROCENTURY CORP.
      (Exact name of Registrant as specified in its charter)

  DELAWARE                                          94-3263974
 (State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)                 Identification No.)


                  1440 Chapin Avenue, Suite 310
                       Burlingame, CA 94010
       (Address of principal executive offices) (Zip Code)

                           650-340-1888
       (Registrant's telephone number including area code)

                          Not applicable
  (Former name and former address. if changed since last report)



Item 2.02:  Results of Operation and Financial Condition

On November 1, 2005, AeroCentury Corp. (the "Company") announced via press release the Company's preliminary results for its fiscal quarter ended September 30, 2005. A copy of the Company's press release is attached hereto as Exhibit
99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

 Exhibits

 Exhibit 99.1           09/30/2005 Earnings Press Release

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

 Date: November 1, 2005

 AEROCENTURY CORP.

 By: /s/ Neal D. Crispin

 Neal D. Crispin,
 Chairman of the Board and President